OPPENHEIMER SHORT TERM MUNICIPAL FUND

Supplement dated December 21, 2018 to the Statement of Additional Information

This supplement amends the statement of additional information of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. Capitalized terms used and not defined herein have the meanings ascribed to them in the statement of additional information. You should read this supplement in conjunction with the statement of additional information and retain it for future reference.

In the section “Trustees and Officers of the Fund,” in the statement of additional information, the following individuals are added as officers of the Fund: Michael L. Camarella, Mark R. DeMitry, Scott S. Cottier, Elizabeth S. Mossow, and Troy E. Willis, and the following information is added to such section:

Each individual’s address is 225 Liberty Street, New York, New York 10281-1008. Each individual holds the same offices with one or more of the other New York Board Funds.

Michael L. Camarella has served as an officer of the Fund since 2009. He is a Vice President and Senior Portfolio Manager of the Sub-Adviser (since January 2011); and previously served as Assistant Vice President (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010); Research Analyst with the Sub-Adviser (April 2006-December 2007); and Credit Analyst of the Sub-Adviser (June 2003-March 2006).

Mark R. DeMitry has served as an officer of the Fund since 2009. He is a Vice President and Senior Portfolio Manager of the Sub-Adviser (since July 2009); and previously served as Associate Portfolio Manager of the Sub-Adviser (September 2006-June 2009); Research Analyst of the Sub-Adviser (June 2003-August 2006); and Credit Analyst of the Sub-Adviser (July 2001-May 2003).

Scott S. Cottier has served as an officer of the Fund since 2007. He is a Senior Vice President of the Sub-Adviser (since January 2017); a Senior Portfolio Manager of the Sub-Adviser (since September 2002); Co-Team Leader for the Oppenheimer Municipal Fund Management Team (since July 2016); and previously served as Vice President of the Sub-Adviser (September 2002-December 2016).

Elizabeth S. Mossow has served as an officer of the Fund since 2016. She is a Senior Portfolio Manager of the Sub-Adviser (since January 2017); a Vice President of the Sub-Adviser (since January 2016) and previously served as Portfolio Manager of the Sub-Adviser (January 2016-January 2017); Assistant Vice President of the Sub-Adviser (January 2011-January 2016); Associate Portfolio Manager of the Sub-Adviser (June 2013-January 2016); Portfolio Research Analyst of the Sub-Adviser (June 2011 to June 2013); Credit Analyst of the Sub-Adviser (May 2007 to May 2011). She was a Risk Management Analyst at Manning & Napier Associates (September 2006-May 2007); and Analyst/Trading Assistant at The Baupost Group (August 2000-March 2006).

Troy E. Willis has served as an officer of the Fund since 2007. He is a Senior Vice President of the Sub-Adviser (since January 2017); a Senior Portfolio Manager of the Sub-Adviser (since January 2006); Co-Team Leader for the Oppenheimer Municipal Fund Management Team (since July 2016); and previously served as Vice President of the Sub-adviser (July 2009-January 2017); Assistant Vice President of the Sub-Adviser (July 2005-June 2009); Associate Portfolio Manager of the Sub-Adviser (June 2003-December 2005).

December 21, 2018	PS0621.010.1218